Exhibit 99.4

PRO FORMA UNAUDITED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed consolidated balance sheets combine the consolidated historical balance sheets of KNBT and NEPF, assuming the merger of NEPF with and into KNBT (the “Merger”) was consummated as of March 31, 2005, and December 31, 2004, respectively, on a purchase accounting basis, and the following unaudited pro forma combined condensed consolidated income statements present the combined consolidated income statements of KNBT and NEPF assuming the Merger was consummated as of the beginning of the indicated periods. Certain insignificant reclassifications have been reflected in the pro forma information to conform statement presentations. As previously reported, the Merger was consummated on May 19, 2005.

Certain subjective estimates have been utilized in determining the pro forma adjustments applied to the historical results of operations of KNBT. Accordingly, the pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at December 31, 2004, March 31, 2005 or at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

The pro forma information should be read in conjunction with the historical consolidated financial statements of KNBT and NEPF, including the related notes. Reference is made in this regard to the Form 10-K filed by NEPF on December 29, 2004, the Form 10-K filed by KNBT on March 16, 2005, the Form 10-Q filed by NEPF for the quarter ended March 31, 2005 and the Form 10-Q filed by KNBT for the quarter ended March 31, 2005.

	KNBT BANCORP, INC.
	Condensed Combined Pro Forma Balance Sheet

Balance Sheet as of March 31, 2005	KNBT		NEPF		Proforma		Combined
					Adjustments
	(in thousands)

ASSETS	$		$		$		$
Cash and cash equivalents		125,910		57,240	(45,452)	(1)		137,698
Investment securities available-for-sale		1,008,145		318,370				1,326,515
Investment securities held to maturity		54,999		998	77	(3)		56,074
Federal Home Loan Bank of Pittsburgh Stock		35,099						35,099
Mortgage loans held-for-sale		954		94				1,048
Loans		1,031,042		389,826	78	(3)		1,420,946
Less: Allowance for loan losses		(10,450)		(7,993)				(18,443)
Net Loans		1,020,592		381,833	78			1,402,503
Bank Owned Life Insurance		61,153		11,592				72,745
Premises and equipment, net		40,281		10,505	(2,777)	(3)		48,009
Accrued interest receivable		9,398		2,689				12,087
Goodwill and other intangible assets		52,798		9,940	42,982	(8)		107,380
					1,660	(5)
Other assets		9,251		12,355	3,260	(6)		24,866
TOTAL ASSETS		$2,418,580		$805,616	($172)			$3,224,024

LIABILITIES		$		$	$			$
Non-interest-bearing deposits		129,354		40,023				169,377
Interest-bearing deposits		1,215,026		417,431	938	(4)		1,633,395
Total deposits		1,344,380		457,454	938			1,802,772
Securities sold under agreements to repurchase		24,496						24,496
Advances from the Federal Home Loan Bank		646,852		260,892	5,889	(4)		913,633
Subordinated debt		15,464		22,681	987	(4)		39,132
Accrued interest payable		6,507		1,382				7,889
Other Liabilities		12,231		7,220	2,537	(12)		21,988
TOTAL LIABILITIES		$2,049,930		$749,629	$10,351			$2,809,910

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share		-		-				-
Common stock, par value $0.01 per share		297		64	32	(2)		329
					(64)	(9)
Additional paid-in capital		296,433		62,514	45,432	(2)		341,865
					(62,514)	(10)
Retained earnings		117,122		32,852	(32,852)	(11)		117,122
Treasury stock, at cost; 964,000 shares at March 31,2005		(16,265)		(34,334)	34,334	(11)		(16,265)
Unallocated common stock held
by Employee Stock Ownership Plan		(14,974)		(2,195)	2,195	(11)		(14,974)
Unearned common stock held
by Management Recognition and Retention Plan		(8,576)						(8,576)
Accumulated other comprehensive loss, net		(5,387)		(2,914)	2,914	(11)		(5,387)
TOTAL SHAREHOLDERS' EQUITY		368,650		55,987	(10,523)			414,114
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY		$2,418,580		$805,616	($172)			$3,224,024

	KNBT BANCORP, INC.
	Condensed Combined Pro Forma Balance Sheet

Balance Sheet as of December 31, 2004	KNBT	NEPF	Proforma		Combined
			Adjustments
	(in thousands)

ASSETS	$	$	$		$
Cash and cash equivalents	86,220	41,975	(45,452)	(1)	82,743
Investment securities available-for-sale	1,057,109	341,932			1,399,041
Investment securities held to maturity	56,586	998	77	(3)	57,661
Federal Home Loan Bank of Pittsburgh Stock	36,456				36,456
Mortgage loans held-for-sale	718	308			1,026
Loans	1,013,202	409,798	78	(3)	1,423,078
Less: Allowance for loan losses	(10,461)	(8,248)			(18,709)
Net Loans	1,002,741	401,550	78		1,404,369
Bank Owned Life Insurance	60,501	11,478			71,979
Premises and equipment, net	40,790	10,719	(2,777)	(3)	48,732
Accrued interest receivable	9,509	2,891			12,400
Goodwill and other intangible assets	53,255	10,161	40,824	(8)	105,900
			1,660	(5)
Other assets	11,218	11,688	3,260	(6)	26,166
TOTAL ASSETS	$2,415,103	$833,700	($2,330)		$3,246,473

LIABILITIES	$	$	$		$
Non-interest-bearing deposits	128,498	41,785			170,283
Interest-bearing deposits	1,194,555	440,219	938	(4)	1,635,712
Total deposits	1,323,053	482,004	938		1,805,995
Securities sold under agreements to repurchase	22,643				22,643
Advances from the Federal Home Loan Bank	660,674	263,889	5,889	(4)	930,452
Subordinated debt	15,464	22,681	987	(4)	39,132
Accrued interest payable	5,811	1,286			7,097
Other Liabilities	10,104	5,695	2,537	(12)	18,336
TOTAL LIABILITIES	$2,037,749	$775,555	$10,351		$2,823,655

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share	-	-			-
Authorized: 20,000,000 shares, none issued
Common stock, par value $0.01 per share	297	64	32	(2)	329
			(64)	(9)
Additional Paid-in capital	296,403	62,481	45,432	(2)	341,835
			(62,481)	(10)
Retained Earnings	113,748	32,661	(32,661)	(11)	113,748
Treasury stock, at cost; 650,000 shares at 12/31/04	(11,179)	(34,334)	34,334	(11)	(11,179)
Unallocated common stock held
by Employee Stock Ownership Plan	(15,176)	(2,193)	2,193	(11)	(15,176)
Unearned common stock held
by Management Recognition and Retention Plan	(9,107)				(9,107)
Accumulated other comprehensive loss, net	2,368	(534)	534	(11)	2,368
TOTAL SHAREHOLDERS' EQUITY	377,354	58,145	(12,681)		422,818

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,415,103	$833,700	($2,330)		$3,246,473

KNBT BANCORP, INC.

Notes to Pro Forma Condensed Combined Balance Sheet as of
March 31, 2005 and December 31, 2004 (Unaudited)

(1)	The total cash component of the acquisition is calculated as follows:

Shares of Northeast common stock outstanding at May 19, 2005		3,952,388
	x	50%
		1,976,194
Cash payment per share	x	$23.00
Cash portion of the merger consideration		$45,452,462

(2)	The remaining acquisition price will be in the form of KNBT common stock as shown below:

Shares of Northeast common stock outstanding at May 19, 2005		3,952,388
	x	50%
		1,976,194
Assumed exchange ratio	x	1.6328
Total shares of KNBT common stock assumed to be issued		3,226,730
Market price of KNBT common stock (A)	x	14.09
Market value of Northeast shares exchanged.		$45,464,257
Less: par value of KNBT common stock issues		32.267
Additional paid in capital		$45,432,587
(A) Calculated Based upon Merger Agreement

(3)
The adjustment to loans receivable, net reflects the write-up of Northeast’s portfolio to its estimated
Market value by discounting the portfolio using the estimated remaining lives of the various types of loans and estimated current interest rates. Northeast investment securities held to maturity are based upon market values at May 19, 2005. Premises and equipment values are based upon appraised market values.

(4)
The adjustments to deposits and borrowed funds reflect the adjustments of such liabilities to their estimated market value by discounting such liabilities using the estimated remaining lives of the various types of deposits and advances and estimated current interest rates.

(5)	Reflects the core deposit intangible ("CDI") associated with the acquisition; 3% of total deposits less the CDI previously recorded at Northeast at May 19, 2005 ($6.2 million).

KNBT BANCORP, INC.

Notes to Pro Forma Condensed Combined Balance Sheet as of
March 31, 2005 and December 31, 2004 (Unaudited)

(6)	Reflects the net deferred tax asset pertaining to the mark-to-market adjustments and the CDI (dollars in thousands):

Loans, net		$78
Investment securities		77
Certificate of deposit		(938)
FHLB Borrowings		(5,889)
Trust preferred debt		(987)
Core deposit intangibles, net		1,660
Premises and equipment		(2,777)
Deductible - merger (estimated)		(1,212)
Net adjustment		(9,588)
Tax rate	x	34%
Estimated net deferred tax asset.		$3,260

(7)	This adjustment shows the calculation of goodwill at March 31, 2005:

Total shares of KNBT common stock assumed to be issued
Pursuant to Note B		3,226,730
Market price of KNBT common stock used for exchange	x	14.09
Market value of shares exchanged		45,464,257
Total estimated cash payment by KNBT pursuant to Note (1)		45,452,462
Plus transaction costs associated with the acquisition (1)		2,537,000
Less Northeast March 31, 2005 capital		(55,987,000)
Mark to market adjustments (2)		10,436,000
Less core deposit intangible associated with acquisition, net		(1,660,000)
Net deferred taxes on mark-to-market and CDI		3,260,000
		$42,982,719
_________________

(1)Transaction costs include fees paid to investment advisors and professional fees and other direct costs.
(2)See Note (6) above for detail of market-to-market adjustments.

KNBT BANCORP, INC.

Notes to Pro Forma Condensed Combined Balance Sheet as of
March 31, 2005 and December 31, 2004 (Unaudited)

(8)	This adjustment shows the calculation of goodwill at December 31, 2004:

Total shares of KNBT common stock assumed to be issued
Pursuant to Note B		3,226,730
Market price of KNBT common stock used for exchange	x	14.09
Market value of shares exchanged		45,464,257
Total estimated cash payment by KNBT pursuant to Note (1)		45,452,462
Plus transaction costs associated with the acquisition (1)		2,537,000
Less Northeast December 31, 2004 capital		(58,145,000)
Mark to market adjustments (2)		10,436,000
Less core deposit intangible associated with acquisition, net		(1,660,000)
Net deferred taxes on mark-to-market and CDI		3,260,000
		$40,824,000
_________________

(1)	Transaction costs include fees paid to investment advisors and professional fees and other direct costs.
(2)	See Note (6) above for detail of market-to-market adjustments.

(9)	Represents the elimination of Northeast common stock.

(10)	Represents the elimination of Northeast additional paid-in capital.

(11)
Represents the elimination of Northeast retained earnings, unrealized loss on securities available for sale, treasury stock. Also reflects the $2.7 million associated with the termination of Northeast’s employee stock ownership plan and the vesting in connection of the merger of restricted stock awards and the cancellation of any ungranted shares.

(12)	Accrual of estimated acquisition costs.

	KNBT BANCORP, INC.
	Condensed Combined Pro Forma Income Statement
Income Statement as of March 31, 2005
	KNBT	NEPF	Proforma		Combined
			Adjustments
		(in thousands)

INTEREST INCOME	$	$	$		$
Interest and fees on loans	14,892	6,171	(4)	A	21,059
Investment securities:	11,728	3,428	(4)	A	15,152
Other	346		(341)	B	5
Total interest income	26,966	9,599	(349)		36,216

INTEREST EXPENSE
Deposits	5,099	1,818	(47)	C	6,870
Federal Home Loan Bank advances and other borrowings	5,495	2,738	(184)	D	8,049
Trust-preferred debt	233	335	(123)	E	445

Total interest expense	10,827	4,891	(354)		15,364

NET INTEREST INCOME	16,139	4,708	5		20,852

Provision for loan losses	734	-	-		734

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	15,405	4,708	5		20,118

NONINTEREST INCOME
Service charges and other fees	1,105	542			1,647
Insurance premium income		759			759
Trust income	398	210			608
Brokerage Services Revenue	548				548
Bank Owned Life Insurance	652				652
Gain (Loss) of sale of:
Branch					-
Assets acquired through foreclosure	(17)	30			13
Loans	218	46			264
Available-for-sale securities	432	-			432
other assets	(11)				(11)
Other	1,117	207	-		1,324

Total noninterst income	4,442	1,794			6,236

NONINTEREST EXPENSE
Salaries and employee benefits	7,848	3,045			10,893
Occupancy costs	2,113	730			2,843
Amortization of intangibles	547	228	42		817
Data processing costs	433	516			949
Advertising	222	85			307
Professional fees	427	401			828
Federal Home Loan Bank and other charges	84	197			281
Other	1,751	717		F	2,468

Total noninterest expense	13,425	5,919	42		19,386

Income before income taxes	6,422	583	(37)		6,968
Income taxes	1,592	156	(12)	G	1,736

NET INCOME	$4,830	$427	($24)		$5,233

Net Income Per Share
Basic	0.11	0.11			0.17
Diluted	0.17	0.10			0.16

Weighted Average Shares outstanding - basic	28,226,025	3,792,571	(3,792,571)	31,452,756.00
			3,226,731

Weighted Average Shares outstanding - diluted	28,537,768	4,090,181	(4,090,181)	31,764,499.00
			3,226,731

	KNBT BANCORP, INC.
	Condensed Combined Pro Forma Income Statement

Income Statement as of December 31, 2004	KNBT	NEPF	Proforma Adjustments		Combined
	(in thousands)

INTEREST INCOME	$	$	$		$
Interest and fees on loans	58,292	26,033	(15)	A	84,310
Investment securities:	38,501	13,940	(16)	A	52,425
Other	498		(1,364)	B	(866)

Total interest income	97,291	39,973	(1,395)		135,869

INTEREST EXPENSE
Deposits	18,185	7,886	(188)	C	25,883
Federal Home Loan Bank advances and other borrowings	14,486	10,426	(736)	D	24,176
Trust-preferred debt	775	1,123	(494)	E	1,405

Total interest expense	33,446	19,435	(1,417)		51,464

NET INTEREST INCOME	63,845	20,538	23		84,406

Provision for loan losses	4,308	767	-		5,075

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	59,537	19,771	23		79,331

NONINTEREST INCOME
Service charges and other fees	4,477	2,660			7,137
Insurance premium income		3,709			3,709
Trust income	1,545	881			2,426
Brokerage Services Revenue	673				673
Bank Owned Life Insurance	2,652				2,652
Gain of sale of:					-
Branch		798			798
Assets acquired through foreclosure	90	17			107
Loans	1,072	426			1,498
Available-for-sale securities	396	1,292			1,688
Sale of other assets	191				191
Other	4,338	900	-		5,238

Total noninterst income	15,434	10,683			26,117

NONINTEREST EXPENSE
Salaries and employee benefits	29,478	13,860			43,338
Occupancy costs	8,335	2,737			11,072
Amortization of intangibles		856	166		1,022
Data processing costs	1,782	1,072			2,854
Advertising	1,013	408			1,421
Professional fees	2,279	1,967			4,246
Federal Home Loan Bank and other charges		921			921
Other	9,397	3,088		F	12,485
Impairment of mortgage servicing rights	415	-	-		415

Total noninterest expense	52,699	24,909	166		77,774

Income before income taxes	22,272	5,545	(143)		27,674
Income taxes	4,666	1,846	(49)	G	6,463

NET INCOME	$17,606	$3,699	($95)		$21,210

Net Income Per Share
Basic	0.61	0.97			0.66
Diluted	0.60	0.93			0.65

Weighted Average Shares outstanding - basic	29,060,702	3,832,917	(3,832,917)		32,287,433.00
			3,226,731

Weighted Average Shares outstanding - diluted	29,567,383	3,979,235	(3,979,235)		32,794,114.00
			3,226,731

KNBT BANCORP, INC.

Notes to Pro Forma Condensed Combined Income Statements
(Unaudited)

(A)
To record current period amortization of the adjustment to fair value of the loans receivable and investment securities of Northeast on the level yield method over an estimated life of approximately five years.

(B)	Represents the loss of earnings on the 45,452,462 in cash and cash equivalents used to fund the cash portion of the acquisition price, at an average rate of 3.0%.

(C)	Represents the current period accretion of the adjustment to fair value of the certificates of deposits of Northeast on the level yield method over an estimated life of approximately five years.

(D)	Represents the current period accretion of the adjustment to fair value of the advances from the FHLB of Pittsburgh using the level yield method over the estimated life of approximately eight years.

(E)	Represents the current period accretion of adjustment to fair value of the trust preferred subordinated debt on the level yield method over the estimated life of approximately two years.

(F)
Represents the current period write-off of the amortization expense on intangible assets net of amounts recorded by NEPF as recorded in the financial statements. The amortization expense for the period was calculated using the straight-line method over a ten-year period.

(G)	Represents the increase in current period income tax expense with respect to the adjustments described in the above Notes at a rate of 34%.

(H)
Earnings per share are based upon the combined historical income of KNBT and Northeast, including the effects of the pro forma purchase accounting adjustments. For purposes of calculating pro forma earnings per share, the 3,226,730 shares of KNBT common stock assumed to be issued to Northeast’s stockholders were assumed to be issued as of the beginning of each of the periods presented and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue.